EXHIBIT 10.1

                           CONVERTIBLE LOAN AGREEMENT

This Convertible Loan Agreement (the "AGREEMENT") is made as of the 6 day of March, 2008, by and between Zone 4 Play Inc., a company organized under the laws of the state of Nevada, USA, (the "COMPANY") and Shimon Citron, an individual whose principal office is at 4 Ovadia St., Ramat Gan 52245, Israel (the "LENDER").

     WHEREAS, the Parties agreed that the Lender will provide the Company with a loan (the "LOAN") in the aggregate principal amount of US$ 500,000 (the "PURCHASE PRICE" or "PRINCIPAL AMOUNT"), subject to terms and conditions set forth in this Agreement; secured promissory notes of the Company ("NOTE" or "NOTES"), a form of which is annexed hereto as EXHIBIT A, convertible into shares ("CONVERSION SHARES") of the Company's Common Stock, $.001 par value (the "COMMON STOCK") at a per share conversion price set forth in the Note (the "CONVERSION PRICE"); and the amount of Common Stock purchase warrants (the "WARRANTS"), in the form annexed hereto as EXHIBIT B, exercisable to purchase shares of Common Stock (the "WARRANT SHARES") during the period and at the per share purchase price set forth in the Warrants (the "EXERCISE PRICE").

     The Notes, Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES";

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the lender hereby agree as follows:

          1. THE LOAN.

               a. Under the terms and subject to the conditions set forth in this Agreement, the Lender shall lend to the Company a principal amount of US $500,000.

               b. The Lender shall transfer the Loan to the Company in installments, the amount and timing of which are specified in EXHIBIT C attached hereto.

               c. The Lender shall transfer each Installment to the Company by and no later than the date specified for each installment in Exhibit
          C. Each installment is payable in US dollars or in Israeli currency calculated at the most recent representative rate of exchange for the US Dollar published by the Bank of Israel at the time of payment.

The "CLOSING DATE" shall be the first Drawdown Date as specified in Exhibit C, that the Lender shall transfer to the benefit of the company the amount of $15,000 and provide to the company 6 personal checks each of them in the amount specified in exhibit C, payable 7 days after the date of payment of each installment in the aggregate amount of US$ 500,000.

               d. The Lender shall have the option for one year from the effective date of the Registration Statement to purchase up to an additional $500,000 ("Additional Stock"), in the aggregate, of Common Stock and Warrants under the same Pricing Terms as the Notes and Warrants purchased at closing date.

          2. WARRANTS.

On the Closing Date, the Company will issue and deliver Warrants to the Lender. One Warrant will be issued for one Share which would be issued on the Closing Date assuming the complete conversion of the Note on the Closing Date at the Conversion Price. The exercise price to acquire a Warrant Share upon exercise of a Warrant shall be the Conversion Price in effect on the Closing Date, subject to adjusment as described in the Warrant. The Warrants shall be exercisable until 5 (five) years after the issue date of the Warrants.

          3. SECURITY INTEREST.

The lender will be granted a security interest in the assets of the Company, according the terms and the conditions as specified in the security agreement ("SECURITY AGREEMENT,") a copy of which is annexed hereto as EXHIBIT D. The Company will execute all such documents reasonably necessary in the opinion of the Lender to memorialize and further protect the security interest described herein.

          4. LENDER REPRESENTATIONS AND WARRANTIES. Lender hereby represents and warrants that:

               (a) AUTHORIZATION AND POWER. he has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Notes and Warrants being sold to it hereunder.

               (b) INFORMATION ON COMPANY. As a shareholder of the Company and as a board member he has been furnished with or has had access to all information concerning its operations, financial condition and other matters as he has requested.

               (c) COMPLIANCE WITH SECURITIES LAWS. He understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act.

               (d) that he will not trade in the company stock 30 days prior to closing date.

          5. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees that:

               (a) DUE INCORPORATION. The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of Nevada.

               (b) OUTSTANDING STOCK. All issued and outstanding shares of capital stock of the Company and Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable.

               (c) AUTHORITY; ENFORCEABILITY. This Agreement, the Note, the Warrants, Security Agreement, and all other agreements delivered together with this Agreement or in connection herewith (collectively "TRANSACTION DOCUMENTS") have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms. Provided the approval of the transaction documents by the Company's shareholders meeting, the Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder. If, for any reason, the shareholder meeting will not approve the Transaction Documents, during a period of 30 days from the date of signing the Transaction Documents, Lender shall be entitled to be repaid all the loan payments plus the accrued interest and all his expenses within 14 days from that meeting. In no event shall the Lender transfer to the Company more than US$ 100,000 (one thundred thousand US dollars) prior to the approval of the Transaction Documents by the shareholders meeting. .

               (d) THE SECURITIES. The Securities upon issuance:

                    (i) are, or will be, free and clear of any security
               interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                    (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Securities, the Securities will be duly and validly issued, fully paid and non-assessable and if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement.

                    (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

               (e) LITIGATION. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company.

               (f) DEFAULTS. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters.

               (g) NO GENERAL SOLICITATION. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

               (h) REPORTING COMPANY. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 ACT") and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the twelve months preceding the date of this Agreement and the Closing Date.

               (I) LISTING. The Company's Common Stock is quoted on the Bulletin Board under the symbol ZFPI.OB. The Company has not received any oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation. The Company satisfies all the requirements for the continued quotation of its Common Stock on the Bulletin Board.

          6. CONVERSION OF NOTE.

               (a) Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Lender (or its permitted nominee) or such other persons as designated by Lender and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the certificates representing such shares shall contain no legend other than the usual 1933 Act restriction from transfer legend

               (b) The Lender will give notice of its decision to exercise its right to convert the Note, interest, or part thereof by telecopying, or otherwise delivering a completed Notice of Conversion (a form of which is annexed as EXHIBIT A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to this Agreement. Lender will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof by 6 PM (or if received by the Company after 6 PM, then the next business day) shall be deemed a "CONVERSION DATE." The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the Conversion Shares to such Subscriber via express courier for receipt by Lender within five business days after receipt by the Company of the Notice of Conversion (such third day being the "DELIVERY DATE").

          7 REDEMPTION. The Notes shall not be redeemable or callable by the Company except as described in the Note.

          8. LEGAL FEES. The Company shall pay to Abramovich-Izardel law office a fee of $20,000 ("LEGAL FEES") as reimbursement for services rendered to the parties in connection with this Agreement and the purchase and sale of the Notes and Warrants.

          9. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Lender as follows:

               (a) MARKET REGULATIONS. The Company shall notify the Commission, the and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

               (b) FILING REQUIREMENTS. From the date of this Agreement and until the last to occur of (i) two (2) years after the Closing Date,
          (ii) until all the Conversion Shares and Warrant Shares have been resold or transferred by all the Lender pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, or (iii) the Notes are not outstanding (the date of occurrence of the last such event being the "END DATE"), the Company will (A) cause its Common Stock to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or
          Section 12(g) of the 1934 Act, if the Company is not subject to such reporting requirements, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will not take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the End Date. Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

               (c) BOOKS AND RECORDS. From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

               (d) GOVERNMENTAL AUTHORITIES. From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

               (e) INTELLECTUAL PROPERTY. From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

               (f) PROPERTIES. From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

               (g) NON-PUBLIC INFORMATION. The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement, which information the Company undertakes to publicly disclose not later than the sooner of the required or actual filing date of the Form 8-K described in Section 9(n) above, neither it nor any other person acting on its behalf will at any time as of the date hereof provide Lender or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Lender shall have agreed in writing to receive such information or received such information under his capacity as a board member or officer of the Company. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

               (h) SENIORITY. Except for Permitted Liens and as otherwise provided for herein, until the Notes are fully satisfied or converted, the Company shall not grant nor allow any security interest to be taken in the assets of the Company or any Subsidiary; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary, equal or superior to any right or potential of the holder of a Note in or to such assets.

          10. REGISTRATION RIGHTS. The Company hereby grants the following registration rights to Lender.

               (i) The Company shall file with the Commission a FormSB-2 registration statement (the "REGISTRATION STATEMENT") (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act within sixsty (60) calendar days after the conversion Date (the "FILING DATE"), and use its best efforts to cause the Registration Statement to be declared effective not later than ninety (90) calendar days after the conversion Date (the "EFFECTIVE DATE"). The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to 100% of the Conversion Shares issued and issuable upon conversion of the Notes and 100% of the Warrant Shares issuable upon exercise of the Warrants, and the Additional Stock (collectively the "REGISTRABLE SECURITIES") The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. Except with the written consent of the Subscribers, no securities of the Company other than the Registrable Securities will be included in the Registration Statement.

          11 REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

               (a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by
          Section 10, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify the Lender (by telecopier and by e-mail addresses provided by the Lender) that the Company receives notice that (i) the Commission has no comments or no further comments on the Registration Statement, and (ii) the registration statement has been declared effective.

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective.

               (c) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          12. EXPENSES. All expenses incurred by the Company in complying with
     Section 10, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, and fees of transfer agents and registrars, are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "SELLING EXPENSES." The Company will pay all Registration Expenses in connection with the registration statement under Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

          13. Miscellaneous.

               (a) NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: ________________Attn_______________________:

               (b) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the affected Subscriber and as described in this agreement. Neither the Company nor the Lender have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Lender

               (c) COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

               (d) LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Israel, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Tel Aviv. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS.

               (e) SEVERABILITY. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability:
          (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  SIGNATURE PAGE TO CONVERTIBLE LOAN AGREEMENT

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                    ZONE 4 PLAY, INC.
                                    a Nevada corporation


                                    By: /s/ Ronen Stein     /s/ Adiv Baruch
                                    -------------------     ---------------

                                    Dated: March 6, 2008

-----------------------------------------------------   ------------------------
LENDER                                                  PURCHASE PRICE AND
                                                        PRINCIPAL AMOUNT OF NOTE
-----------------------------------------------------   ------------------------
Name of Lender:

______________________________________

Address: _____________________________

______________________________________

Fax No.: _____________________________
Email address (not for notice purposes):
__________________________

______________________________________

Jurisdiction of organization (for entities):
__________________________

/s/ Shimon Citron
-----------------
(Signature)
By: __________________________________
Name: ________________________________
Title: _______________________________

-----------------------------------------------------   ------------------------

                                LIST OF EXHIBITS

     Exhibit A               Form of Note

     Exhibit B               Form of Warrant

     Exhibit C               Installments of Payments

     Exhibit D               Security Agreement

EXHIBIT C

Installments of Payment:

------------------------------------------------------- ------------------------
DATE                                                    PAYMENT AMOUNT
------------------------------------------------------- ------------------------
February 22, 2008                                       $ 15,000
------------------------------------------------------- ------------------------
February 28, 2008                                       $ 35,000
------------------------------------------------------- ------------------------
March 9, 2008                                           $ 50,000
------------------------------------------------------- ------------------------
April 9, 2008                                           $100,000
------------------------------------------------------- ------------------------
May 9, 2008                                             $100,000
------------------------------------------------------- ------------------------
June 9, 2008                                            $100,000
------------------------------------------------------- ------------------------
July 9, 2008                                            $100,000
------------------------------------------------------- ------------------------
TOTAL                                                   $500,000
------------------------------------------------------- ------------------------